ARMOUR RESIDENTIAL REIT, Inc. Company Update October 20, 2015

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 3 During the third quarter, Agency MBS continued to widen on an OAS basis (chart below) and payer swap spread yields traded inside of U.S. Treasury ten year notes. It is quite unusual for these events to occur at once, but in these times of central bank intervention, many unusual events have occurred. The combination of wider mortgage spreads and inverted swap yields caused a decline in the book value of ARR during Q3 of approximately 8.3% vs. ending Q2. During October, however, some of these trends have reversed and almost 1.5% of that book value has been regained. As of October 16, book value stands at approximately $29.32 - $29.64, or down 6.9% from the end of Q2. Our equity capital markets activity has been robust. During September of this year, the Company purchased 1,495,000 shares of its common stock at an average price of $20.46. In October, and through October 16th, the Company has purchased 2,190,700 shares of the Company’s common stock at an average price of $20.98. The Company purchased $76.6 million of shares in September and October at an average price of $20.77. That is 29.5% below the current estimated book value today of $29.32 - $29.64. (1) The OAS data was compiled from a third party service as of 10/16/2015

ARMOUR Monthly Metrics 4 (1) Some of the data may be based on information preceding the date of the report (i.e., closing prices). (2) A portion of the dividend payable has been subtracted from the book value range based on accrual throughout the month. (3) Leverage does not include TBA dollar rolls and is based on the most recent audited financial statements available in the 10Q/10K at the time of the report. Quarter Asset Yield Cost of Funds Net Interest Margin Q1 2014 3.20 1.37 1.82 Q2 2014 2.85 1.40 1.46 Q3 2014 2.68 1.25 1.43 Q4 2014 2.71 1.44 1.27 Q1 2015 2.72 1.52 1.20 Q2 2015 2.61 1.24 1.36 Report Date (1) 7/13/2015 8/11/2015 9/9/2015 10/20/2015 Common Stock Price $23.12 $22.10 $20.68 $21.28 Estimated Book Value Range(2) $31.24 - $31.32 $31.25-$31.33 $30.26-$30.34 $29.32-$29.64 Common Shares Outstanding 43,783,895 43,771,987 43,511,793 39,928,703 Preferred A Shares Outstanding 2,180,572 2,180,572 2,180,572 2,180,572 Preferred B Shares Outstanding 5,650,000 5,650,000 5,650,000 5,650,000 Asset Balance Sheet Duration 4.76 4.58 4.59 4.35 Hedge Balance Sheet Duration -3.96 -3.95 -3.92 -4.02 Net Balance Sheet Duration 0.81 0.63 0.66 0.33 Leverage(3) 8.0 7.9 8.1 8.2 Rates DV01 1,220,000 971,000 1,018,000 484,000 Spread DV01 8,170,000 8,254,000 8,237,000 7,842,000 FNCL 3.5 Price 102.73 103.78 103.89 104.41 FNCI 3.0 Price 103.36 103.69 103.92 104.31 10 Yr Treasury Yield 2.40% 2.16% 2.18% 2.03% 5 Year OIS Swap Rate 1.54% 1.48% 1.34% 1.14% 10 Year OIS Swap Rate 2.24% 2.02% 1.97% 1.74%

ARMOUR Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. No yield smoothing.(2) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and separate Lead Independent Director. Transparency and Governance 5 ARMOUR REIT Manager and Fee Structure • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. • Accretive fee structure: effective fee percentage declines as equity increases. Common Stock Dividend Policy Capitalization • 39,928,703 shares of common stock outstanding (NYSE: “ARR”).(1) • 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: “ARR PrA”). • 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: “ARR PrB”). • Estimated book value of common stock of $1.2 billion. • Preferred stock par value of $195.8 million • ARMOUR pays common stock dividends monthly. • Dividends are announced based on estimates of core and taxable REIT income. Information as of 10/16/2015. (1) Share count data is as of 10/16/2015 close. (2) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology.

ARMOUR Balance Sheet Targets ARMOUR invests in Agency mortgage securities. Net balance sheet weighted average duration target of 1.5 or less. • 4.35 gross asset duration. • -4.02 hedge duration. • 0.33 net balance sheet duration. Hedge a minimum of 40% of assets and funding rate risk. • $9.4 billion in hedges (swaps). • 61.9% of assets hedged (33.1% with current paying swaps). • 72.6% of repurchase agreements hedged (38.8% with current paying swaps). Hold 40% of unlevered equity in cash between prepayment periods. • $687.2 million in total liquidity. • $178.7 million in true cash. • $364.0 million in unlevered securities. • $144.5 million in short term Agency P&I. Long term debt to equity target of 8x - 9x. • $13.0 billion in net REPO borrowings. • 8.2x Q2 2015 shareholders’ equity (not including TBA dollar rolls). 6 Assets Duration Hedging Liquidity Leverage Information as of 10/16/2015.

ARMOUR Portfolio Strategy and Investment Methodology 7  Diversify Broadly • Diversification limits idiosyncratic pool risk. • Over 1300 cusips.  Highly Liquid Assets • Purchase those Agency securities that are highly liquid (easily traded and priced). • ARMOUR purchases “pass-through” securities. • No collateralized mortgage obligations (“CMOs”).  Diversified Sources • Source assets through a mix of direct purchases from: • Originators. • Dealer inventories. • Institutional investors.  Loan Analysis – Inelasticity vs. Elasticity • Credit work on non-credit assets. • Original and current loan balance. • Year of origination. • Originating company, third-party originators. • Loan seasoning. • Principal amortization schedule. • Original loan-to-value ratio. • Geography. • 82.0% of our 15yr MBS are between 85K – 175K loan balances.  Pool Analysis • Prepayment history. • Prepayment expectations. • Premium over par. • “Hedgability.” • Liquidity. Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 10/16/2015.

ARMOUR Portfolio and Derivatives Overview 8 Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase. (1) The duration contribution to the balance sheet is based on effective duration and market value. Information as of 10/16/2015. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. ARMs & Hybrids 0.8% 123.4$ 104.5% 104.9% 2.64/3.18 1.10 Agency Multifamily Ballooning in 120 Months or Less 16.6% 2,514.4$ 102.3% 103.6% 3.04/4.11 7.49 Fixed Rates Maturing in 120 Months or Less 0.6% 92.8$ 104.2% 106.2% 4.02/4.38 2.66 Fixed Rates Maturing Between 121 and 180 Months 32.4% 4,925.4$ 104.6% 105.9% 3.33/3.82 3.56 Fixed Rates Maturing Between 181 and 240 Months 28.7% 4,366.4$ 106.0% 106.5% 3.64/4.16 3.25 Fixed Rates Maturing Between 241 and 360 Months 12.6% 1,916.4$ 105.4% 106.4% 3.79/4.31 4.45 FNCL 3.5 TBA 8.3% 1,253.6$ 103.9% 104.5% 3.50/4.10 4.00 Total or Weighted Average 100.0% 15,192.4$ 104.7% 105.6% 3.45/4.06 4.24 Current Value (millions) Agency Asset Class % of Total ARR Portfolio Weighted Average Current Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Using Current Values Weighted Average Purchase Price Agency Assets 4.35 Interest Rate Swaps -4.02 Net Balance Sheet Duration 0.33 Duration Contribution to Balance Sheet (1) Assets 15,192.4$ 33.1% 61.9% Net Repo Balance 12,954.4$ 38.8% 72.6% Amount (millions) Total Hedge % (All Hedges) Total Hedge % (Current Paying)

ARMOUR Hedge Portfolio 9 The forward pay swaps that begin in late October 2015 have been moved to the current pay table. Information as of 10/16/2015. Some totals may not foot due to rounding. Current Pay Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 0 -$ 0.00 Interest Rate Swap 13-24 Months 22 350.0$ 0.63 Interest Rate Swap 25-36 Months 28 300.0$ 1.00 Interest Rate Swap 37-48 Months 0 -$ 0.00 Interest Rate Swap 49-60 Months 49 2,000.0$ 1.46 Interest Rate Swap 61-72 Months 0 -$ 0.00 Interest Rate Swap 73-84 Months 0 -$ 0.00 Interest Rate Swap 85-96 Months 88 1,375.0$ 2.11 Interest Rate Swap 97-108 Months 0 -$ 0.00 Interest Rate Swap 109-120 Months 111 1,000.0$ 2.66 Interest Rate Swap 121-132 Months 0 -$ 0.00 Interest Rate Swap 132-144 Months 0 -$ 0.00 Total or Weighted Average 69 $ 5,025.0 1.79 Forward Starting Weighted Average Months to Start Weighted Average Underlying Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 7 24 400.0$ 1.29 Interest Rate Swap 3 48 350.0$ 1.53 Interest Rate Swap 5 72 1,025.0$ 2.05 Interest Rate Swap 8 84 250.0$ 2.28 Interest Rate Swap 5 120 2,350.0$ 2.29 Total or Weighted Average 5 92 $ 4,375.0 2.08

ARMOUR Portfolio Constant Prepayment Rates (“CPR”) 10 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR REPO Composition 11 (1) ARMOUR has 38 lending counterparties. Information as of 10/16/2015. Some totals may not foot due to rounding. Weighted Average Repo Rate 0.48% Weighted Average Haircut 4.85% Debt to Q2 2015 Shareholders' Equity Ratio 8.2 1 Mitsubishi UFJ Securities (USA), Inc. 995.5$ 7.7% 74 52 88 2 ICBC Financial Services LLC 932.3$ 7.2% 60 38 83 3 Morgan Stanley & Co. LLC 901.4$ 7.0% 58 33 81 4 Wells Fargo Securities 792.5$ 6.1% 31 10 24 5 The Bank of Nova Scotia 766.0$ 5.9% 69 46 88 6 Merrill Lynch, Pierce, Fenner & Smith Inc. 734.2$ 5.7% 60 45 89 7 BNP Paribas Securities Corp. 714.1$ 5.5% 103 35 53 8 Citibank, N.A. 700.0$ 5.4% 366 86 150 9 J.P. Morgan Securities LLC 609.4$ 4.7% 67 35 53 10 ING Financial Markets LLC 540.9$ 4.2% 141 130 383 11 Societe Generale 521.5$ 4.0% 61 40 88 12 E D & F Man Capital Markets Inc. 489.3$ 3.8% 69 46 84 13 UBS Securities LLC 475.7$ 3.7% 91 61 66 14 Daiwa Securities America Inc. 465.6$ 3.6% 87 78 88 15 ABN AMRO Bank N.V. 457.1$ 3.5% 106 58 73 16 Royal Bank of Canada 429.4$ 3.3% 85 72 88 17 Nomura Securities International, Inc. 393.3$ 3.0% 86 80 89 18 KGS-Alpha Capital Markets, L.P. 384.4$ 3.0% 81 77 90 19 Mizuho Securities USA Inc. 250.9$ 1.9% 91 62 62 20 The Bank of New York Mellon 250.0$ 1.9% 364 343 343 21 Natixis Financial Products LLC 244.4$ 1.9% 84 66 90 22 South Street Securities LLC 225.1$ 1.7% 29 7 7 23 CRT Capital Group LLC 192.3$ 1.5% 90 67 67 24 Guggenheim Securities, LLC 169.7$ 1.3% 53 0 0 25 Deutsche Bank Securities Inc. 134.5$ 1.0% 91 75 82 26 Federal Home Loan Bank of Des Moines 100.0$ 0.8% 91 49 49 27 Citigroup Global Mark ts Inc. 84.8$ 0.7% 32 10 10 Total or Weighted Average 12,954.4$ 100.0% 96 57 Longest Remaining Term in Days Weighted Average Remaining Term in Days Weighted Average Original Term in Days Percentage of REPO Positions with ARMOUR Principal Borrowed (millions) REPO Counter-Party(1)

12 www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340